ConnectOne Bancorp, Inc.

Subordinated Debt Offering Presentation

January 2018

Forward Looking Statements

This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016, Item 1A, filed with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to the risk factors described above and: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of our future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (7) projected population and income growth in our targeted market areas; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Potential Transaction Summary

Issuer / Exchange / Ticker	**ConnectOne Bancorp, Inc. ("HoldCo" or the "Company") / NASDAQ / CNOB**
Security Offered	**HoldCo subordinated notes due in 2028**
Credit Rating (*)	**Subordinated debt rated BBB- by KBRA**
Format	**SEC Registered**
Term	**10-year**
Optional Redemption	**Non-call 5-year at par**
Special Redemption	**Certain special events**
Coupon Frequency	**Semi-annual during fixed-rate period, quarterly during floating-rate period**
Covenants	**Consistent with regulatory requirements for Tier 2 capital**
Use of Proceeds	**The Company intends to use the net proceeds of the offering for general corporate purposes, including to support organic growth at ConnectOne Bank**
Book-Running Manager	**Keefe Bruyette & Woods, *A Stifel Company***
Co-Managers	**Piper Jaffray / Raymond James**

- A rating is not a recommendation to buy, sell or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating.

Corporate Profile

Branch Footprint



Orange
Rockland
Westchester
Fairfield
NEW JERSEY
Sussex
Passaic
Bergen
Long Island Sound
Morris
Essex
Bronx
NEW YO
Hudson
Queens
Nassau
Suffolk
Kings
Union
Somerset
Manhattan
Middlesex
Mercer
Monmouth
Burlington
Ocean

Financial Snapshot – As of 9/30/2017

Headquarters:	Englewood Cliffs, NJ
Founded:	2005 (ConnectOne Bank)
IPO:	February 2013
Assets:	$4,845 mm
Gross Loans HFI:	$3,892 mm
Deposits:	$3,624 mm
Tangible Common Equity*:	$409 mm
MRQ ROAA:	1.10%
Market Cap**:	$836 mm

Company Description

- ConnectOne Bancorp (Nasdaq: CNOB) serves middle market commercial businesses throughout northern New Jersey and the New York City MSA with a comprehensive suite of lending and deposit capabilities and technology offerings
- Focus Markets: Bergen, Union, and Morris Counties (NJ), Manhattan (NY)

* Please see the appendix for reconciliation of non-GAAP measures.

** Market data as of 1/3/2018.

Note: MRQ ROAA reflects annualized calculation for the quarter ended, September 30, 2017.

Investment Highlights

Strong Core Franchise

- Significant size and scale value in dense, dynamic and desirable northern New Jersey / metro New York markets
- 6th largest publicly traded bank headquartered in New Jersey
- Comprehensive product offerings to service middle market commercial businesses

High-Performing Culture

- MRQ ROAA of 1.10%*
- Premier efficiency ratio of 41.4%**
- Commercially-focused organic loan origination platform

Prudent Risk Management

- Sophisticated risk management culture with robust oversight and governance processes
- Consistent and disciplined underwriting philosophy
- Diverse and granular commercial loan portfolio focused in local markets
- Well positioned for rising interest rates

Robust Capital and Liquidity

- Strong capital position with 8.7% TCE/TA**
- Core deposit funded portfolio with 70% non-time deposits
- Committed to balanced loan and deposit growth

Experienced Management

- Engaged and experienced senior management team and board
- Experienced acquiror: poised to benefit from opportunistic transactions
- Consistent management team has grown with the bank and continuously enhanced talent

* Annualized for the three months ended 9/30/2017.

** Please see the appendix for reconciliation of non-GAAP measures. Efficiency ratio calculated on an annualized basis for the nine month period ended, September 30, 2017. TCE / TA as of September 30, 2017.

Key Dates



JANUARY 2005
Founded as North Jersey Community Bank by Frank Sorrentino III, local businesses and civic leaders



OCTOBER 2006
Achieved first profitable month


$500mm

OCTOBER 2009
Reached $500 million in assets

FEBRUARY 2013
Rebranded to ConnectOne Bank



FEBRUARY 2013
Completed successful IPO
- First bank to go public since 2010
- First IPO by NJ based commercial bank in 10 years


$1 Billion

JUNE 2013
Reached $1 billion in assets



JULY 2014
Merged with Union Center National Bank; assets $3.1 billion
Deal closed on July 1st six months after deal announcement



JUNE 2015
- Successfully raised $50 million in sub debt
- Opened first New York City location

JULY 2015
Launched ConnectOne University, an internal employee development & training program


$4 Billion

JANUARY 2016
Reached $4 billion in assets



JUNE 2016
Launched New Retail Concept in Union, NJ


Stock Certificate

DECEMBER 2016
Successful capital raise
Common stock offering of $40 Million

JULY 2017
Announced partnership with Zelle

OCTOBER 2017
Announced strategic partnership with nCino

Operating in Desirable NJ and NY Markets

- Our branches are strategically located in densely populated and wealthy markets across northern New Jersey and metro New York
- These focus markets are dominated by global financial institutions, leaving tremendous opportunity for banks like ConnectOne, which cater to middle market businesses
- New Jersey ranks #1 in population density and #3 in median household income

CNOB Franchise Overview

County	Branches	CNOB Deposits ($mm)	% of CNOB Deposits	Market Share	Total Market Deposits ($mm)	Median HHI
Bergen, NJ	7	$2,238	65.3%	4.2%	$53,801	$96,670
Union, NJ	6	$648	18.8%	2.3%	$28,591	$76,739
Morris, NJ	3	$267	7.8%	1.1%	$24,561	$110,971
Essex, NJ	1	$137	4.0%	0.6%	$24,748	$58,264
Monmouth, NJ	1	$55	1.6%	0.2%	$23,526	$93,543
Hudson, NJ	1	$37	1.1%	0.1%	$31,266	$66,036
Mercer, NJ	1	$21	0.6%	0.1%	$14,925	$77,984
New York, NY	1	$27	0.8%	0.0%	$1,016,466	$83,756
Total	**21**	**$3,430**	**100.0%**		**Total Franchise**	**$91,900**
					NJ Median	**$78,317**
					National Median	**$61,045**

Source: SNL Financial
Note: Deposit data as of 6/30/2017; Pro forma for pending and recently completed transactions.

Deposit Market Share

#9 New Jersey market share among institutions headquartered in New Jersey

~95% of deposits in the New York City MSA are held by international or large regional banks

New Jersey

Rank	Institution (Assets)	# of Branches	Deposits in Market ($mm)	Market Share (%)
1	Investors Bancorp, Inc. ($25bn)	115	$14,171	4.1
2	Valley National Bancorp ($24bn)	141	$11,476	3.3
3	Provident Financial Services, Inc. ($9bn)	81	$6,296	1.9
4	OceanFirst Financial Corp. ($5bn)	78	$5,946	1.9
5	Lakeland Bancorp, Inc. ($5bn)	54	$4,233	1.2
6	Columbia Bank MHC ($5bn)	47	$4,034	1.2
7	Kearny Financial Corp. ($5bn)	52	$3,959	1.2
8	Peapack-Gladstone Financial ($4bn)	20	$3,591	1.0
9	**ConnectOne Bancorp, Inc. ($5bn)**	**20**	**$3,412**	**1.0**
10	Oritani Financial Corp. ($4bn)	27	$2,885	0.7
	Top 10 New Jersey Banks	**635**	**$60,002**	**17.6**
	All Banks in Market	**2,952**	**$329,604**	**100.0**

New York City MSA *(Community Banks*)*

Community Rank [1]	Institution (Assets)	# of Branches	Deposits in Market ($mm)	Market Share (%)
1	Provident Financial Services, Inc. ($9bn)	79	$6,114	0.4
2	Dime Community Bancshares, Inc. ($6bn)	28	$4,648	0.3
3	New York Private Bk & Tr Corp. ($7bn)	6	$4,297	0.3
4	Flushing Financial Corporation ($6bn)	19	$4,270	0.3
5	Lakeland Bancorp, Inc. ($5bn)	55	$4,243	0.2
6	Ridgewood Savings Bank ($5bn)	37	$4,176	0.3
7	Kearny Financial Corp. ($5bn)	54	$4,033	0.2
8	Peapack-Gladstone Financial ($4bn)	20	$3,591	0.2
9	Columbia Bank MHC ($5bn)	39	$3,450	0.2
10	**ConnectOne Bancorp, Inc. ($5bn)**	**20**	**$3,418**	**0.2**
	Top 10 NYC MSA Community Banks	**357**	**$42,240**	**2.5**
	All Banks in Market	**5,578**	**$1,641,532**	**100.0**

Source: SNL Financial
Note: Deposit data as of 6/30/2017; Pro forma for pending and recently completed transactions
* Community bank defined as banks with less than $10 billion in assets

Key Financial Performance: Profitability

ConnectOne reports financial results on both a GAAP and non-GAAP adjusted basis to isolate historical volatility associated with the Company's taxi medallion portfolio, and other non-operating items. As of September 30, 2017, the taxi medallion portfolio represented only 1.2% of total loans.

ROAA


1.13%
1.12%*
0.73%
1.20%*
0.96%
2015
2016
YTD 9/30/2017

Net Interest Margin


3.55%
3.38%
3.44%
2015
2016
YTD 9/30/2017

ROATCE*


13.65%
14.07%*
9.23%
13.70%*
11.02%
2015
2016
YTD 9/30/2017

Operating Efficiency Ratio*


42.4%
41.9%
41.4%
2015
2016
YTD 9/30/2017

* Excludes the impact of charges related to the Bank's taxi medallion portfolio and non-operating items including loss on debt extinguishments, insurance recoveries, and net gains on sales of securities. See appendix for a reconciliation of GAAP and non-GAAP measures.

Note: Profitability ratios for YTD 9/30/2017 reflect annualized calculations for the nine months ended, September 30, 2017.

Key Financial Performance: Capital Ratios

TCE / TA *


8.18%
8.93%
8.71%
12/31/2015
12/31/2016
9/30/2017

Leverage Ratio


9.07%
9.29%
9.13%
12/31/2015
12/31/2016
9/30/2017

Tier 1 Ratio


9.61%
9.87%
9.52%
12/31/2015
12/31/2016
9/30/2017

Total Risk Based Capital Ratio


11.77%
11.78%
11.34%
12/31/2015
12/31/2016
9/30/2017

* Please see the appendix for reconciliation of non-GAAP measures.

Consistent Organic Asset Growth

Total Assets

($ in million)

CAGR = 13%



$3,449
$4,016
$4,426
$4,845
12/31/2014
12/31/2015
12/31/2016
9/30/2017

Commercial Lending Focus

Gross Loans HFI ($mm)



CAGR: 14%
$3,102
$3,479
$3,892
12/31/2015
12/31/2016
9/30/2017

Total Commercial Loans ($mm)



CAGR: 14%
$2,866
$3,245
$3,626
12/31/2015
12/31/2016
9/30/2017
Commercial
Commercial R.E.
Construction

Gross Loans HFI (9/30/2017)



Residential R.E. 7%
Commercial 17%
Construction 10%
Commercial R.E. 66%

Total Loans: $3.9bn

YTD Yield on Loans: 4.42%

CRE / TRBC*: 551%

- Per bank level regulatory filings

Note: YTD yield on loans reflects annualized tax equivalent yield calculated for the nine months ended, September 30, 2017.

CRE & Multifamily Lending

CRE Loan Composition (9/30/2017)



Owner-occupied CRE 11%
Non-owner Occupied CRE 25%
Construction 18%
Multifamily 46%

Total CRE Loans: $3.0bn

CRE Portfolio

- ConnectOne has maintained elevated CRE concentration for an extended period of time
- Approximately 70% located in New Jersey and 24% located in New York
- CRE loans are subject to our strict underwriting criteria including a maximum 75% LTV and a minimum 1.25x debt service coverage ratio, although some classes are more conservative
- Average LTV on CRE portfolio is below 60%
- Limited cash out permitted on refinance of CRE loans

Multifamily Portfolio

- ConnectOne has been originating multifamily loans since inception
- We meet all borrowers, visit our properties, and underwrite to our strict criteria
- Multifamily loans are subject to a maximum 75% LTV and a minimum 1.25x debt service coverage ratio based on our underwriting standards, which includes a conservative verification process
- Approximately 90% located in NYC Metro Area
- Portfolio average loan size ~$2.2mm; approximate duration 3.5 years with a coupon of 3.75%
- Targeted concentration: 25% to 35% of the total loan portfolio (currently ~35%)
- Our portfolio does not contain any loans purchased in the open market

C&I Lending

C&I Loans ($mm)


CAGR: 20%
$368
$466
$541
$642
9/30/2014
9/30/2015
9/30/2016
9/30/2017

C&I Lending

- C&I teams target small and middle-market businesses in a diverse set of industries including: manufacturing, professional services, and distributing
- Target businesses range from $2 to $100 million in annual revenues
- ConnectOne provides various solutions including, but not limited to: working capital, equipment finance, and asset-based lending
- ConnectOne is a leading provider of banking services to independent schools in New Jersey
- Our Midtown Manhattan office supports our focused effort to grow our commercial market share in New York City

Note: Balances do not include taxi medallion loans

Credit Risk Management

Conservative Lending Culture

- High-quality direct commercial lending with no reliance on participations or wholesale loan purchases
- Relationship-based approach with focus on corresponding deposit opportunities
- Lending primarily within our economically diverse local footprint
- Strategically avoid riskier lending segments including: indirect auto, leasing, "sub-prime" mortgage, and 2nd lien positions

Disciplined Commercial Credit Underwriting

- We meet all borrowers, visit our properties, and adhere to strict underwriting criteria including maximum LTVs of 75% and minimum debt service coverage ratios of 1.25x
- Limited cash out permitted on refinance of CRE loans
- Loan origination process is supported by specialized teams of experienced credit analysts

Credit Risk Controls and Stress Testing

- Each loan is stress tested during the underwriting process
- Quarterly modeling is performed in conjunction with ALCO and ERM processes
- Annual third-party testing conducted on approximately 2/3rds of the entire loan portfolio
- Active post-origination portfolio monitoring led by a team of portfolio managers and loan workout specialists

Asset Quality Review

Nonaccrual Loans / Loans Receivable



0.67%
1.94%
0.16%*
1.54%
0.35%*
12/31/2015
12/31/2016
9/30/2017

NPAs / Total Assets



0.58%
1.57%
0.14%*
1.26%
0.28%*
12/31/2015
12/31/2016
9/30/2017

NCOs / Average Loans



0.01%
1.18%
0.08%*
0.00%
2015Y
2016Y
YTD
9/30/2017

Reserves / Nonaccrual Loans



128.1%
449.0%*
37.4%
217.2%*
48.8%
12/31/2015
12/31/2016
9/30/2017

* Excludes the Bank's taxi medallion portfolio. Please see the appendix for reconciliation of non-GAAP measures.
Note: NCOs / average loans for YTD 9/30/2017 reflects annualized calculation for the nine months ended, September 30, 2017.

Taxi Medallion Portfolio

- Carrying value of $47.4 million at September 30, 2017 down from peak of $103.3 million at September 30, 2015
- Portfolio consists of New York City, primarily corporate, taxi medallions
- During the fourth quarter of 2017, we returned all taxi loans to the held-for-investment loan portfolio, reflecting strong cash flow generated by borrowers' operations and waning third-party interest for portfolios of this relatively small size
- As of September 30, 2017, our exposure represented approximately 1.2% of our total loan portfolio, reflecting $348,000 per medallion
- Most recent cash flow approximates 4% to 5% of carrying balance, all of which is applied to principal, reducing exposure even further
- Stressing values down to $200k per medallion, results in an approximate 30bp reduction in the Bank's Tier 1 Leverage Ratio, to ~9.80%* as of September 30, 2017

* Assumes a 35% tax rate

Deposit Profile

Deposits ($mm)



CAGR: 16%
$2,791
$3,344
$3,624
12/31/2015
12/31/2016
9/30/2017

Noninterest-bearing Deposits ($mm)



CAGR: 6%
$651
$695
$720
12/31/2015
12/31/2016
9/30/2017

Deposit Portfolio (9/30/2017)



Demand, Noninterest-bearing 20%
Time 30%
Demand, Interest-bearing 17%
Savings 5%
Money Market 28%

Total Deposits: $3.6bn

YTD Cost of Interest-bearing Deposits: 0.82%

YTD Cost of Total Deposits: 0.66%

Note: YTD cost of interest-bearing deposits and total deposits reflect annualized calculations for the nine months ended, September 30, 2017.

Securities Portfolio Overview

- $401 million, or 8% of total assets
- Average Yield: 3.22%
- Weighted Average Life: 5.0 years
- Modified Duration: 3.7 years
- Over 90% of holdings have an S&P rating above AA

Securities Portfolio (9/30/2017)


Other Securities 6%
US Gov't and Federal Agency Obligations* 29%
Obligations of U.S. States and Political Subdivisions 22%
Asset-backed Securities 3%
Corporate Bonds and Notes 7%
Residential Mortgage Pass-through Securities 33%

Total Securities: $401mm

YTD Yield on Securities: 3.22%

* Includes Tax Exempt Mortgage Securities which are collateralized by Ginnie Mae and Fannie Mae related securities.
Note: YTD yield on securities reflects annualized tax equivalent yield calculated for the nine months ended, September 30, 2017.

Executive Management

Name	Title	Age	Joined CNOB	Previous Experience
Frank S. Sorrentino III	Chairman, President & CEO	55	2005	Founding Chairman of ConnectOne Bancorp in 2005, CEO since 2007; previously President & CEO of FSS Construction, Inc.
William S. Burns	EVP & CFO	58	2012	CFO of Somerset Hills Bancorp, 2009 to 2012, Trust Company of NJ, 2002-2004. 30+ years of experience in financial services including senior positions at Dime Savings Bank, Bank of New York and Summit Bank
Elizabeth Magennis	EVP & CLO	48	2006	VP / CLO of Bergen Commercial Bank 2005 - 2006; 24+ years of banking experience including senior positions at Sovereign Bank and Commercial Bank of NY
Christopher J. Ewing	EVP & COO	57	2015	EVP and Deputy COO of EagleBank from 2014 to 2015; previously EVP and COO of Virginia Commerce Bank, and SVP at Beneficial Savings Bank
Michael McGrover	First SVP & CCO	58	2014	First SVP and CLO of Union Center National Bank from 2012 to 2014; previously VP at Spencer Savings Bank, and VP at PNC

Summary Considerations

Strong Core Franchise	• Significant size and scale value in dense, dynamic and desirable northern New Jersey / metro New York markets • 6th largest publicly traded bank headquartered in New Jersey • Comprehensive product offerings to service middle market commercial businesses
High-Performing Culture	• MRQ ROAA of 1.10%* • Premier efficiency ratio of 41.4%** • Commercially-focused organic loan origination platform
Prudent Risk Management	• Sophisticated risk management culture with robust oversight and governance processes • Consistent and disciplined underwriting philosophy • Diverse and granular commercial loan portfolio focused in local markets • Well positioned for rising interest rates
Robust Capital and Liquidity	• Strong capital position with 8.7% TCE/TA** • Core deposit funded portfolio with 70% non-time deposits • Committed to balanced loan and deposit growth
Experienced Management	• Engaged and experienced senior management team and board • Experienced acquiror: poised to benefit from opportunistic transactions • Consistent management team has grown with the bank and continuously enhanced talent

* Annualized for the three months ended 9/30/2017.

** Please see the appendix for reconciliation of non-GAAP measures. Efficiency ratio calculated on an annualized basis for the nine month period ended, September 30, 2017. TCE / TA as of September 30, 2017.

ConnectOne Bancorp, Inc.

Appendix

Appendix

Pro Forma Capital Ratios

	ConnectOne Bancorp Capital Ratios	
	As Of September 30, 2017	Pro Forma $75.0 million Sub Debt Raise *
Common Equity / Assets	11.51%	11.34%
TCE / TA **	8.71%	8.58%
Tier 1 Leverage Ratio	9.13%	8.99%
Common Equity Tier 1 Ratio	9.40%	9.37%
Tier 1 Capital Ratio	9.52%	9.49%
Total Capital Ratio	11.34%	12.98%
Double Leverage Ratio	109%	116%

* Assumes $75 million subordinated debt offering with 50% of net proceeds down-streamed as common equity to ConnectOne Bank, and a 20% risk-weighting on new assets.
** Please see the appendix for reconciliation of non-GAAP measures.

Appendix

Holding Company Liquidity

Sources of Liquidity ($ mil)		
Parent Operating Income	$	3.0
Total Sources of Liquidity	**$**	**3.0**

Uses of Liquidity ($ mil)		
Holding Company Overhead	$	0.1
Existing Subordinated Debt Interest	$	0.8
New Subordinated Debt Interest *	$	0.9
Parent Common Dividend	$	2.4
Total Uses of Liquidity	**$**	**4.2**

Net Cash Outflow	$	(1.2)
Beginning Unencumbered Cash	$	7.1
Sub Debt Proceeds to Remain at HoldCo	$	3.0
Total Available Liquidity	**$**	**10.1**
Current Liquidity Coverage		26 months

Note: Cash flows shown on a quarterly basis

* Assumes $75 million subordinated debt offering, and an interest rate of 5.00% for illustrative purposes only.

Appendix

Interest Coverage

Quarterly Interest Coverage ($000)

		CNOB 9/30/2017	Est. Sub Debt Adjustment *	Pro Forma 9/30/2017
A	Total Deposit Interest	$6,113		$6,113
B	Total Debt Interest	$3,206	$938	$4,144
A+B=C	**Total Interest Expense**	**$9,319**		**$10,257**
D	**Pre-Tax Income**	**$18,684**	**($938)**	**$17,747**
	Interest Coverage:			
(D+C) / C	**Including Interest on Deposits**	**3.00x**		**2.73x**
(D+B) / B	**Excluding Interest on Deposits**	**6.83x**		**5.28x**

Note: Quarterly interest coverage shown for the three months ended 9/30/2017

* Assumes $75 million subordinated debt offering and an interest rate of 5.00% for illustrative purposes only.

Appendix

Reconciliation of GAAP and non-GAAP measures

	For the Nine Months Ended,	For the Twelve Months Ended,	
	Sept. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
		(dollars in thousands)	
Net income available to common stockholders	$ 32,640	$ 31,060	$ 41,199
Loss on debt extinguishment (after taxes)	-	-	1,418
Insurance recovery (after taxes)	-	-	(1,315)
Net gains on sales of securities (after taxes)	(1,017)	(2,552)	(2,367)
Provision related to taxi medallion loans (after taxes)	-	19,068	2,662
Increase in valuation allowance, loans held-for-sale (after taxes)	9,033	-	-
Net income available to common stockholders-adjusted	$ 40,656	$ 47,576	$ 41,597
<u>Return on Assets</u>			
Net income available to common stockholders	$ 32,640	$ 31,060	$ 41,199
Net income available to common stockholders-adjusted	$ 40,656	$ 47,576	$ 41,597
Average assets	$ 4,532,452	$ 4,236,758	$ 3,661,306
Return on avg. assets (GAAP)	0.96 %	0.73 %	1.13 %
Return on avg. assets-adjusted (non-GAAP) (1)	1.20	1.12	1.14

(1) Adjusted net income available to common stockholders divided by average assets.

Note: Profitability ratios for YTD 9/30/2017 reflect annualized calculations for the nine months ended, September 30, 2017.

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

	For the Nine Months Ended,	For the Twelve Months Ended,	
	Sept. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
		(dollars in thousands)	
Return on Equity Measures			
Net income (loss) available to common stockholders	$ 32,640	$ 31,060	$ 41,199
Net income available to common stockholders-adjusted	$ 40,656	$ 47,576	$ 41,597
Average stockhholders' equity	$ 548,700	$ 493,262	$ 467,286
Less: average preferred stock	-	(2,152)	(11,250)
Average common equity	$ 548,700	$ 491,110	$ 456,036
Less: average intangible assets	(148,739)	(149,426)	(150,296)
Average tangible common equity	$ 399,961	$ 341,684	$ 305,740
Return on avg. common equity (GAAP)	7.95 %	6.32 %	9.03 %
Return on avg. common equity-adjusted (non-GAAP) [2]	9.91	9.69	9.03
Return on avg. tangible common equity (non-GAAP) [3]	11.02	9.23	13.65
Return on avg. tangible common equity-adjusted (non-GAAP) [4]	13.70	14.07	13.78

(2) Adjusted net income available to common stockholders divided by average common equity.

(3) Net income available to common stockholders excluding amortization of intangibles assets divided by average tangible common equity.

(4) Adjusted net income available to common stockholders divided by average tangible common equity.

Note: Profitability ratios for YTD 9/30/2017 reflect annualized calculations for the nine months ended, September 30, 2017.

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

	For the Nine Months Ended,	For the Twelve Months Ended,	
	Sept. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
		(dollars in thousands)	
Efficiency Measures			
Total noninterest expenses	$ 62,193	$ 58,507	$ 54,484
Increase in valuation allowance, loans held-for-sale	(15,325)	-	-
Foreclosed property expense	(217)	(340)	(676)
Operating noninterest expense	$ 46,651	$ 58,167	$ 53,808
Net interest income (tax equivalent basis)	$ 107,965	$ 132,978	$ 119,706
Noninterest income	6,180	9,920	11,173
Net gains on sales of investment securities	(1,596)	(4,234)	(3,931)
Operating revenue	$ 112,549	$ 138,664	$ 126,948
Operating efficiency ratio (non-GAAP) (5)	41.4 %	41.9 %	42.4 %

(5) Operating noninterest expense divided by operating revenue.

Note: Operating efficiency ratio for YTD 9/30/2017 reflects annualized calculation for the nine months ended, September 30, 2017.

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

	For the Nine Months Ended,	For the Twelve Months Ended,	
	Sept. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
		(dollars in thousands)	
Net Loan Charge-offs Detail			
Net loan charge-offs (recoveries):			
Charge-offs	$ 83	$ 2,823	$ 538
Charge-offs for taxi medallion loans	-	36,750	-
Recoveries	(209)	(45)	(345)
Net loan charge-offs (recoveries)	$ (126)	$ 39,528	$ 193
Average total loans	$ 3,716,876	$ 3,354,055	$ 2,793,293
Net loan charge-offs as a % of average total loans	- %	1.18 %	0.01 %
Net loan charge-offs (excluding taxi medallion loans) as a % of average total loans	-	0.08	0.01

Note: NCOs / average loans for YTD 9/30/2017 reflects annualized calculation for the nine months ended, September 30, 2017.

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

	As of		
	Sept. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
		(dollars in thousands)	
Asset Quality			
Loans receivable	$ 3,889,289	$ 3,475,832	$ 3,099,007
Loans held-for-sale	89,386	78,005	-
Total loans	$ 3,978,675	$ 3,553,837	$ 3,099,007
Nonaccrual taxi medallion loans	$ 47,430	$ 63,044	$ -
Nonaccrual loans (excluding taxi medallion loans)	13,755	5,734	20,737
Other real estate owned	-	626	2,549
Total nonperforming assets	$ 61,185	$ 69,404	$ 23,286
Nonperforming assets as a % of total assets	1.26 %	1.57 %	0.58 %
Nonperforming assets (excluding taxi medallion loans) as a % of total assets	0.28	0.14	0.58
Allowance for loan losses ("ALLL")	$ 29,870	$ 25,744	$ 26,572
ALLL as a % of nonaccrual loans	48.8 %	37.4 %	128.1 %
ALLL as a % of nonaccrual loans (excluding taxi medallion loans)	217.2	449.0	128.1
Nonaccrual loans (excluding taxi medallion loans) as a % of loans receivable	0.35 %	0.16 %	0.67 %
Nonaccrual loans as a % of total loans	1.54	1.94	0.67

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

	As of		
	Sept. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
		(dollars in thousands)	
Capital			
Total stockholder's equity	$ 557,691	$ 531,032	$ 477,344
Less: preferred stock	-	-	(11,250)
Common equity	$ 557,691	$ 531,032	$ 466,094
Less: intangible assets	(148,442)	(148,997)	(149,817)
Tangible common equity	$ 409,249	$ 382,035	$ 316,277
Total assets	$ 4,844,755	$ 4,426,348	$ 4,015,909
Less: intangible assets	(148,442)	(148,997)	(149,817)
Tangible assets	$ 4,696,313	$ 4,277,351	$ 3,866,092
Tangible common equity ratio (non-GAAP) [6]	8.71 %	8.93 %	8.18 %

[6] Tangible common equity divided by tangible assets.